Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I, and Class Z
September 29, 2025
Prospectus

Maurice FitzMaurice no longer serves as Co-Portfolio Manager of Fidelity Advisor® Energy Fund.
The following information replaces similar information for Fidelity Advisor® Energy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Kristen Dougherty (Portfolio Manager) has managed the fund since 2024.
The following information replaces the biographical information for Fidelity Advisor® Energy Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Kristen Dougherty is Portfolio Manager of Fidelity Advisor® Energy Fund, which she has managed since 2024. She also manages other funds. Since joining Fidelity Investments in 2012, Ms. Dougherty has worked as a research analyst and portfolio manager.
AFOC-PSTK-1025-227 1.480125.227	October 30, 2025